EXHIBIT NO. 32.1
Eight Dragons Company
File No.  000-28453
Form 10-K
Year ended December 31, 2010

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eight Dragons Company (the "Company") on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Glenn A. Little, Chief Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 27, 2011                      By: /s/ Glenn A. Little
                                                --------------------------------
                                                Glenn A. Little
                                                Chief Executive and
                                                Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Eight Dragons Company and will be retained by Eight Dragons Company and furnished to the Securities and Exchange Commission or its staff upon request.